SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 6, 2002




                        THE DUN & BRADSTREET CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                       1-15967                     22-3725387
-------------                      ----------                   -----------
(State or other jurisdiction      (Commission                 (I.R.S. Employer
of incorporation)                  File Number)              Identification No.)


One Diamond Hill Road, Murray Hill, NJ                              07974
--------------------------------------                            --------
 (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (908) 665-5000


         (Former name or former address, if changed since last report.)

Item 9.       Regulation FD Disclosure.

         The information in this Current Report is being furnished pursuant to
Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

         On November 6, 2002, the Company filed with the Commission its Quarterly Report on Form 10-Q for the period ended September 30, 2002 accompanied by the certifications of Allan Z. Loren, the Company's Chief Executive Officer (chief executive officer), and Sara Mathew, the Company's Chief Financial Officer (chief financial officer), required pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below.



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of The Dun & Bradstreet Corporation (the "Company") hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

   /s/ Allan Z. Loren
  ------------------------
  Allan Z. Loren
  Chief Executive Officer

November 6, 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350


Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of The Dun & Bradstreet Corporation (the "Company") hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sara Mathew
-------------------------
Sara Mathew
Chief Financial Officer

November 6, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      The Dun & Bradstreet Corporation

                                      By /s/ David J. Lewinter
                                      ----------------------------------
                                      David J. Lewinter
                                      Senior Vice President, General Counsel &
                                      Corporate Secretary



DATE: November 6, 2002